SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Catalyst Funds

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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Catalyst Funds

on behalf of the

AmericaFirst Quantitative Strategies Fund

630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 30, 2010

Dear Shareholders:

The Board of Trustees of Catalyst Funds, an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the AmericaFirst Quantitative Strategies Fund, to be held at the offices of the Trust’s transfer agent, Matrix Fund Services, a division of Matrix Capital Group Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090 on September 30, 2010 at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new Management Agreement with AmericaFirst Capital Management, LLC, the Fund’s current adviser.  No fee increase is proposed.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 16, 2010 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 30, 2010.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/aqsfund.pdf .

By Order of the Board of Trustees

Christopher Anci, President

August 19 , 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card , or by faxing it to the number listed on your proxy card , whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Catalyst Funds

with its principal offices at

630 Fitzwatertown Road, Building A, 2nd Floor

Willow Grove, PA 19090

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 30, 2010

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Catalyst Funds (the “Trust”) on behalf of the AmericaFirst Quantitative Strategies Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s transfer agent, Matrix Fund Services, a division of Matrix Capital Group Inc., the Fund’s Distributor, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090 on September 30, 2010 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about        August 19 , 2010.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

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To approve a new Management Agreement with AmericaFirst Capital Management, LLC, the Fund’s current adviser (“AmericaFirst”).  No fee increase is proposed.

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To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 12 , 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, and the most recent semi-annual report succeeding the annual report are available at no charge by sending a written request to the Fund, c/o Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090  or by calling (877) 217-8363.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND AMERICAFIRST CAPITAL MANAGEMENT, LLC

Background

The primary purpose of this proposal is to enable AmericaFirst to continue to serve as the investment adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new management agreement between the Trust, on behalf of the Fund, and AmericaFirst (the “New Management Agreement”).  AmericaFirst has served as the Fund’s investment adviser since the Fund’s inception, pursuant to a management agreement that was approved by the initial shareholder on September 28, 2007 (the “Initial Management Agreement”) ..  Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the Initial Management Agreement.  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

Shareholder approval of the New Management Agreement is being requested as a result of a change in the membership interests of certain members of AmericaFirst, as described below. As reported by AmericaFirst to the Fund, at the time the Initial Management Agreement was approved by the initial shareholder , Phillip Borup owned more than 25 % of the membership interests in AmericaFirst ; on November 8, 2007, in connection with an issuance by AmericaFirst of additional membership interests, Mr. Borup’s stake was diluted to less than 25 % of AmericaFirst’s outstanding membership interests (the “Transaction”).  Mr .  Borup was not involved in the day-to-day management of the Fund’s investments, and the change in Mr. Borup’s membership interests in AmericaFirst has not had and is not anticipated to have any effect on the day-to-day operations of the Fund.  For details regarding the Transaction, see below under “Information About the Interim Period.”

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the membership interests of an investment adviser reducing his interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The transaction described above regarding AmericaFirst is presumed to have constituted a “change in control” of AmericaFirst for purposes of the 1940 Act and to have caused an “assignment” resulting in the termination of the Initial Management Agreement.

The 1940 Act requires that management agreements, other than certain interim management agreements, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement.

The Initial and New Management Agreements

Subject to shareholder approval, the Trust will enter into the New Management Agreement with AmericaFirst.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Management Agreement with AmericaFirst is not approved, the Board of Trustees and AmericaFirst will consider other options, including a new or modified request for shareholder approval of a new management agreement.

Under the terms of the Initial Management Agreement, AmericaFirst is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets.  For such compensation, AmericaFirst, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.  AmericaFirst will also furnish reports, evaluations, information, or analyses to the Board as the Board may request from time to time.  AmericaFirst will also vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time ..  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously voted to renew the Initial Management Agreement at a meeting held on September 16, 2009 (see below under “Information About the Interim Period” for additional details regarding this vote).

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by AmericaFirst given to the Fund.  In the event AmericaFirst ceases to manage the Fund, the right of the Fund to use the identifying name of “AmericaFirst” may be withdrawn.

The New Management Agreement, like the Initial Management Agreement, provides that AmericaFirst shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information About the Interim Period

The Trust’s Chief Compliance Officer became aware of the Transaction shortly before the Trust’s May 25, 2010 Board of Trustees meeting, at which time the Trustees were informed about the details of the Transaction.  As a result of the Transaction, the Initial Management Agreement automatically terminated on November 8, 2007 (the “Termination Date”), and although the Board considered and voted to renew the Initial Management Agreement at a Board meeting on September 16, 2009, that vote was ineffective because the Initial Management Agreement had terminated prior to that meeting.  Because the Initial Management Agreement had automatically terminated on the Termination Date, the Fund has been relying since that date on an advisory agreement that has not been approved by the Fund’s shareholders pursuant to Section 15(a) of the 1940 Act.  Since the Termination Date, AmericaFirst has served as the Fund’s investment adviser, the Board has continued to supervise AmericaFirst’s services to the Fund, and the Fund has continued to pay AmericaFirst pursuant to the terms of the Initial Management Agreement.

To continue to serve as the Fund’s investment adviser, the New Management Agreement must be approved by the Fund’s shareholders pursuant to Section 15(a) of the 1940 Act.  This Proxy Statement is soliciting such approval. The 1940 Act and the rules and regulations thereunder do not provide an alternative mechanism for the Fund to comply with Section 15 of the 1940 Act.

At its meeting on May 25, 2010, the Board also reviewed the policies and procedures that were in place and whether additional steps were necessary to prevent an event such as the Transaction from taking place without the Board’s prior knowledge.  The Board noted that prior to each of (i) the Board’s approval of the Initial Management Agreement and (ii) its vote to renew the Initial Management Agreement, the Trustees considered written materials provided by AmericaFirst, including a detailed questionnaire about AmericaFirst.  The Board recalled that one of the items in the questionnaire required AmericaFirst to describe any significant changes in its corporate structure or principal business activities that occurred since the last renewal of the Initial Management Agreement (if applicable), or that are anticipated to occur, including changes in AmericaFirst’s ownership.  The Board noted that in neither the questionnaire AmericaFirst completed prior to the Board’s August 20, 2007 meeting, nor the questionnaire completed prior to the Board’s September 16, 2009 meeting, did AmericaFirst include any information about the Transaction in its response.  Additionally, the Board noted that the letter to AmericaFirst that accompanied each questionnaire stated that AmericaFirst “has a duty to update the Board of Trustees throughout the year if there is a material change in the information provided in this questionnaire, including any anticipated change of control of [AmericaFirst].”  In addition to the information in the questionnaire, the Board noted that the Initial Management Agreement included a provision stating that the agreement would terminate automatically upon its assignment.

The Board also discussed that the Trust’s Chief Compliance Officer implemented changes to the Trust’s procedures in February 2010 to further reduce the likelihood that a management agreement would terminate unexpectedly as a result of an assignment.  The Board noted that the Trust’s Chief Compliance Officer has required AmericaFirst to complete quarterly certifications with regard to certain compliance matters since the Initial Management Agreement was approved.  The Board noted that beginning in February 2010, the Trust’s Chief Compliance Officer added to the quarterly report a certification that there were no changes (i) in control of the adviser, including any change of its general partners, controlling person(s), or shareholders owning more than 25%, or (ii) in the key personnel who are the respective fund’s portfolio manager(s) or a senior manager of the adviser, other than changes as to which the Trust has been previously informed.  The Board further noted that following its May 25, 2010 meeting, the Trust’s Chief Compliance Officer modified the certification to cover both past changes in control of an adviser, as well as anticipated changes.  After considering the foregoing, the Trustees agreed that they were satisfied with the procedures currently in place to prevent the assignment of an adviser’s management agreement with the Trust without the Trust’s prior knowledge.

At a meeting on August 6, 2010, the Board considered whether it was in Fund shareholders’ best interest to pursue any remedies against AmericaFirst for its failure to promptly inform the Trust about the Transaction, including the repayment of management fees earned by AmericaFirst from the Termination Date until shareholders approve the New Management Agreement (the “Interim Period”).  The Board noted that pursuant to the Trust’s expense limitation agreement with AmericaFirst with respect to the Fund, from the Termination Date through July 31, 2010, AmericaFirst had waived $173,485 of the $210,968 it had earned in management fees and had reimbursed the Fund $111,346 for normal operating expenses of the Fund.  Consequently, the Board concluded that AmericaFirst had not yet profited from providing services to the Fund.  The Board further noted that any recovery of monies from AmericaFirst could limit AmericaFirst’s ability to provide high quality services to the Fund. Because of the above factors, the Board concluded that it was not in Fund shareholders’ best interest to try to recover any monies from AmericaFirst and that AmericaFirst was entitled to keep any management fees it has received from the Fund for services rendered during the Interim Period.

Information Concerning AmericaFirst

AmericaFirst is a California limited liability company located at 8150  Sierra College Blvd., Suite  290, Roseville, CA 95661.   By virtue of owning at least 25% of the membership interests in AmericaFirst, Mr. Gonsalves may be deemed to control AmericaFirst.  No other member owns at least 25% of the membership interests of AmericaFirst.   The names, titles, addresses, and principal occupations of the principal executive officers of AmericaFirst are set forth below:

Name:	Title:	Address:	Principal Occupation:
Rick Allan Gonsalves	President, CEO, and Chief Financial Officer	8150 Sierra College Blvd., Suite 290, Roseville, CA 95661	President, CEO, and Chief Financial Officer, AmericaFirst
Robert Lee Clark	Chief Operating Officer	8150 Sierra College Blvd., Suite 290, Roseville, CA 95661	Chief Operating Officer, AmericaFirst
Dena Michelle Smith	Chief Compliance Officer	8150 Sierra College Blvd., Suite 290, Roseville, CA 95661	Chief Compliance Officer, AmericaFirst

During the fiscal year ended June  30, 2010, AmericaFirst earned management fees of $    154,683, of which it waived $134,924 (i.e., it received $19,759), for services to the Fund pursuant to the terms of the Initial Management Agreement and the expense limitation agreement.  During the fiscal year ended June  30, 2010, AmericaFirst also received $ 69,868 in distribution (12b-1) fees pursuant to the Fund’s plans adopted pursuant to Rule 12b-1 of the 1940 Act.

The table below contains additional information regarding other funds for which AmericaFirst serves as investment adviser and that have a similar investment objective as that of the Fund ..

Fund	Management Fee (as a percentage of the Fund’s average daily net assets)	Net Assets of the Fund
AmericaFirst Income Trends Fund	1.25%	$0 as of June 30, 2010; the Fund commenced operations as of July 1, 2010.
AmericaFirst Absolute Return Fund	1.50%	$36,992,761 as of March 31, 2010

Evaluation by the Board of Trustees

At the meeting of the Board of Trustees on May  25, 2010, the Board of Trustees , including the Independent Trustees, deliberated whether to approve the New Management Agreement with AmericaFirst.  In determining to approve the New Management Agreement, the Trustees considered written materials provided by AmericaFirst and Matrix (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

The Trustees noted that they had last reviewed information related to AmericaFirst and the Fund in the context of voting to renew AmericaFirst’s Initial Management Agreement at a meeting on September  16, 2009.  As to the fees and expenses paid by the Fund, the Board noted that AmericaFirst’s fee of 1.00% of the Fund’s average daily net assets for managing the Fund had not changed since the Initial Management Agreement was approved in 2007.  The Board recalled that AmericaFirst’s fees were in the higher end of its peer group, but that the Fund’s net expense ratio was below average for the peer group.  The Trustees noted that AmericaFirst also receives the benefit of 12b-1 fees.

As to the nature, extent, and quality of the services provided by AmericaFirst to the Fund, the Trustees noted that the day-to-day operations of the Fund had not changed since the Initial Management Agreement was renewed and were not anticipated to change.   The Board noted that Mr. Gonsalves would continue to serve as portfolio manager for the Fund.   The Board considered that, under the terms of the New Management Agreement, AmericaFirst, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that AmericaFirst pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space , and facilities.  In addition, the Board considered that AmericaFirst pays all advertising, promotion , and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  Finally, the Trustees noted that AmericaFirst had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the AmericaFirst Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

As to the Fund’s performance, the Board referred to the Report, which contained the Fund’s returns as of March 31, 2010 for the 1-month, 3-month, year-to-date, 12-month, and since inception periods.  The Trustees noted that the Fund’s performance, excluding sales loads, exceeded that of the S&P 500 during the 3-month, year-to-date, and 12-month period, including outperforming the index by nearly 20 percentage points in the 12-month period.  The Board also noted that the Fund had outperformed the S&P 500 for the 1-month, 3-month and year-to-date periods ended June 30, 2009.  The Board concluded that they were satisfied with the Fund’s performance.

As to the costs of the services to be provided and the profits to be realized by AmericaFirst, the Trustees reviewed AmericaFirst’s analysis of its profitability and its financial condition as of September 2009 .  The Trustees noted that AmericaFirst had agreed to cap the Fund’s expenses and had paid significant amounts to the Fund since its inception to maintain that expense cap for the benefit of shareholders. Based on their review, the Trustees concluded that they were satisfied that AmericaFirst’s level of profitability from its relationship with the Fund would not be excessive.

As to economies of scale, the Trustees noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for AmericaFirst to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where AmericaFirst could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

The Trustees also considered the extent to which AmericaFirst’s failure to promptly inform the Board about the Transaction reflected on the services AmericaFirst provides to the Fund.  The Trustees noted that AmericaFirst’s lapse in informing the Board about the Transaction was due to a misunderstanding by Mr. Gonsalves, and that such misunderstanding has since been corrected.  The Trustees noted that AmericaFirst has not had any other material compliance issues since the Fund’s inception, and the Trustees did not find any reason to believe there would be additional compliance issues.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend the New Management Agreement to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Catalyst Funds, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006.  The Trust’s principal executive offices are located at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090. The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains AmericaFirst as Fund manager and investment advisor.  Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, Second Floor, Willow Grove, PA 19090 serves as principal underwriter and distributor of the Fund.  Matrix Fund Services, a division of Matrix Capital Group Inc., provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 3,247,235.801 Class A shares and 3,017,951.660 Class C shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were not any shareholders of the Fund, including any Trustees or officers , who were the beneficial owner of more than 5% of the outstanding shares of the Fund on the Record Date.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Christopher Anci, President, Catalyst Funds, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged The Altman Group , a proxy solicitation firm, to assist in the solicitation.  The fees anticipated to be paid to The Altman Group in connection with this Proxy Statement are approximately $12,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by AmericaFirst.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and AmericaFirst will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and AmericaFirst may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (877) 217-8363, or write the Trust at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 30, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.proxyonline.com/docs/aqsfund.pdf .

BY ORDER OF THE BOARD OF TRUSTEES

Christopher Anci, President

Dated August 19 , 2010

If you have any questions before you vote, please call our proxy information line at (877) 536-1561.  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.   You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE , CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD ..

Appendix A

MANAGEMENT AGREEMENT

TO:

AmericaFirst Capital Management, LLC

8150 Sierra College Boulevard, Suite 290

Roseville, California

Dear Sirs:

Catalyst Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibits to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.

PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “AmericaFirst” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “AmericaFirst” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “AmericaFirst” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.

LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

11.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Catalyst Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of New York.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 5 Abbington Drive, Lloyd Harbor, New York, 11743.

17.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you, nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

18.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.

 BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Catalyst Funds

Dated: as of___________, 2010

By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

AmericaFirst Capital Management, LLC

Dated: as of ___________, 2010

By:

Print Name:

Title:

MANAGEMENT AGREEMENT

AmericaFirst Capital Management, LLC

Exhibit 1

Amendment Dated:

Percentage of Average

Fund

Daily Net Assets

AmericaFirst Quantitative Strategies Fund

1.00%

Catalyst Funds

By:

Print Name:

Title:

AmericaFirst Capital Management, LLC

By:

Print Name:

Title:

Catalyst Funds

630 Fitzwatertown Road, Building A, 2nd Floor

Willow Grove, PA 19090

AmericaFirst Quantitative Strategies Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30 , 2010

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Rick Gonsalves each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Catalyst Funds (the “Trust”) to be held at the offices of the transfer agent, Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090 on September 30 , 2010 at 10 :00 a ..m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the AmericaFirst Quantitative Strategies Fund, on the proposals set forth regarding the approval of a new investment management agreement between the Trust and AmericaFirst Capital Management, LLC and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE MANAGEMENT AGREEMENT AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature

Date

_______________________________________Signature of Joint Shareholder

Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

		FOR	AGAINST	ABSTAIN
1.	To approve a new Management Agreement with AmericaFirst Capital Management, LLC:	□	□	□

_________________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com/docs/aqsfund.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

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